SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED-JANUARY 2, 1998):

                       ARROW AUTOMOTIVE INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

  MASSACHUSETTS                     1-7377                       04-1449115
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)

                 3 SPEEN STREET, FRAMINGHAM, MA  01701
               (Address of principal executive offices)

      Registrant's telephone number, including area code:  508/872-3711.
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ITEM 5.  OTHER EVENTS.

     On January 2, 1998, Arrow Automotive Industries, Inc. (the "Company") announced that it has engaged the investment banking firm of Advest, Inc. to act as its exclusive financial advisor and to assist the Company to identify and investigate strategic opportunities for increasing and maximizing shareholder value.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Arrow Automotive Industries, Inc.


Dated:  January 14, 1998               By:  /S/ JAMES F.FAGAN
                                       James F. Fagan, Executive Vice President
                                       and Chief Financial Officer